EXHIBIT 99.1

Chemours Appoints Leslie M. Turner to its Board of Directors

Former Hershey and Coca-Cola Executive adds extensive legal, governance, and policy expertise to Chemours’ Board of Directors

Wilmington, Del., February 11, 2025 – The Chemours Company (Chemours) (NYSE: CC), a global chemistry company with leading market positions in Thermal & Specialized Solutions (TSS), Titanium Technologies (TT), and Advanced Performance Materials (APM), today announced the appointment of Leslie M. Turner to its Board of Directors, effective February 19, 2025. The Company also announced the date for its 2025 Annual Shareholders Meeting.

Turner brings extensive experience advising Boards, corporate executives, and government leaders on legal matters, corporate governance, public policy, global risk management, and strategic planning. Turner started her legal career in 1985 as a judicial law clerk to William C. Pryor, Chief Judge, D.C. Court of Appeals, before joining the global law firm Akin Gump Strauss Hauer & Feld as a litigation associate and later rising to Partner. From 1993 to 1996, Turner held significant roles within the U.S. Department of the Interior, including as assistant secretary for the Office of Territorial and International Affairs (later replaced by the Office of Insular Affairs), and subsequently as counselor to Secretary Bruce Babbitt and as director of the Office of Intergovernmental Affairs. In 2006, Turner joined the Coca-Cola Company, where she first served as associate general counsel for the company’s bottling investment group and later as general counsel for Coca-Cola North America. In 2018, she retired from The Hershey Company after nearly six years as Senior Vice President, General Counsel, and Corporate Secretary, where she led the company’s legal, government relations, and corporate security functions.

“Turner’s extensive experience with corporate governance and her proven track record of success in navigating complex legal, regulatory, geopolitical and business environments speaks for itself,” said Dawn Farrell, Chemours’ Board Chair. “She brings additive skills and a range of new perspective to the Chemours Board that will prove invaluable as Chemours continues to drive its refreshed business strategy, Pathway to Thrive, and create long-term shareholder value.”

Turner serves on the Board of Directors for FirstEnergy Corporation, as well as several non-profit boards for Georgetown, Stillman College, Manor College, and The Bay Park Conservancy. She holds a Bachelor of Science degree from New York University, a Juris Doctor degree from Georgetown University Law Center, and a Master of Laws in Law and Government from American University’s Washington College of Law.

2025 Annual Meeting of Shareholders Update

Chemours also announced today that the Company is returning to its regular annual meeting calendar in 2025, with its Annual Meeting of Shareholders to be held on April 22, 2025, at 10:00 a.m. Eastern Daylight Time.

About The Chemours Company

The Chemours Company (NYSE: CC) is a global leader in providing industrial and specialty chemicals products for markets, including coatings, plastics, refrigeration and air conditioning, transportation, semiconductor and advanced electronics, general industrial, and oil and gas. Through our three businesses – Thermal & Specialized Solutions, Titanium Technologies, and Advanced Performance Materials – we deliver application expertise and chemistry-based innovations that solve customers’ biggest challenges. Our flagship products are sold under prominent brands such as Opteon™, Freon™, Ti-Pure™, Nafion™, Teflon™, Viton™, and Krytox™. Headquartered in Wilmington, Delaware and listed on the NYSE under the symbol CC, Chemours has approximately 6,100 employees and 28 manufacturing sites and serves approximately 2,700 customers in approximately 110 countries.

For more information, we invite you to visit chemours.com or follow us on X (formerly Twitter) @Chemours or LinkedIn.

EXHIBIT 99.1

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "believe," "expect," "will," "anticipate," "plan," "estimate," "target," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date such statements were made. These forward-looking statements may address, among other things, the advancement of our growth strategy and the impact of individual expertise on the company’s strategy and performance, all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized, such as full year guidance relying on models based upon management assumptions regarding future events that are inherently uncertain. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties that are beyond Chemours' control. Matters outside our control, including general economic conditions, geopolitical conditions and global health events, have affected or may affect our business and operations and may or may not continue to hinder our ability to provide goods and services to customers, cause disruptions in our supply chains such as through strikes, labor disruptions or other events, adversely affect our business partners, significantly reduce the demand for our products, adversely affect the health and welfare of our personnel or cause other unpredictable events. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including in our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law.

Additional Information and Where to Find It

The Company will file with the SEC a proxy statement with respect to the Company’s 2025 Annual Meeting of Shareholders (the "2025 Annual Meeting"). Shareholders are strongly encouraged to read the proxy statement, when available, and other documents filed with the SEC carefully in their entirety because they will contain important information. Shareholders will be able to obtain any proxy statement, any amendments or supplements thereto and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov or at the Company’s Investors relations website at https://investors.chemours.com/.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the 2025 Annual Meeting. Information about the Company’s directors and executive officers is available in the Company’s annual report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on March 27, 2024, and the proxy statement filed with the SEC on April 11, 2024 with respect to the Company’s 2024 Annual Meeting. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement with respect to the Company’s 2024 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the participants and their direct or indirect securities holdings will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Company’s 2025 Annual Meeting.

EXHIBIT 99.1

CONTACTS:

INVESTORS
Brandon Ontjes

VP, Head of Strategy & Investor Relations

+1.302.773.3300
investor@chemours.com

NEWS MEDIA
Cassie Olszewski

Media Relations & Reputation Leader

+1.302.219.7140
media@chemours.com